As filed with the Securities and Exchange Commission on June 27, 2025
Securities Act Registration No. 333-123290
Investment Company Act Reg. No. 811-21726

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 192	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 193	☒

(Check appropriate box or boxes.)

360 FUNDS
(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 244-6235

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With Copies To:

Bo J. Howell
FinTech Law
6224 Turpin Hills Dr.
Cincinnati, Ohio 45244

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On ______________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Stringer Tactical Adaptive Risk Fund

Class A Shares (Ticker Symbol: SRGAX)

Class C Shares (Ticker Symbol: SRGCX)

Institutional Class Shares (Ticker Symbol: SRGIX)

a series of the

 360 Funds

PROSPECTUS

 June 27, 2025

This Prospectus relates to Stringer Tactical Adaptive Risk Fund’s three classes of shares (Class A, Class C, and Institutional Class Shares); for questions or for Shareholder Services, please call (877) 244-6235.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY

Investment Objective.

The investment objective of the Stringer Tactical Adaptive Risk Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section captioned “Purchasing Shares” on page 17 of the Fund’s prospectus and the section captioned “Purchases” beginning on page 33 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A shares	Class C shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	1.00%[1]	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares	Class C shares	Institutional Class shares
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.10%	1.10%	1.10%
Acquired Fund Fees and Expenses[2]	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses[2]	2.56%	3.31%	2.31%
Fee Waivers and Expense Reimbursements[3]	(1.00)%	(1.00)%	(1.00)%
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[2]	1.56%	2.31%	1.31%
1.	A Contingent Deferred Sales Charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million and the shares are redeemed within one year from the date of purchase. See “CDSC for Certain Purchases of Class A Shares” below.

2.	Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund because of its investments in investment companies and other pooled investment vehicles. The Operating Expenses in this fee table do not correlate to the expenses ratio to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Fund’s operating expenses and does not include Acquired Fund Fees and Expenses.

3.	Stringer Asset Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (but excluding interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.05% until and through at least June 30, 2026. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, provided the Fund can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of recoupment. The current contractual agreement cannot be terminated before at least one year after the effective date without the Board of Trustees’ approval.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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This Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through and until June 30, 2026. The CDSC is not included in these calculations for Class A Shares. If the CDSC were included, your costs would be higher. See “CDSC for Certain Purchases of Class A Shares” below. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$700	$1,213	$1,751	$3,215
Class C Shares	$234	$925	$1,640	$3,536
Institutional Class Shares	$133	$625	$1,144	$2,569

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategy of the Fund.

The investment objective of the Fund is long-term growth of capital. To meet its investment objective, the Fund will invest primarily in unaffiliated exchange-traded funds (“ETFs”). The underlying ETFs will invest in various securities including, but not limited to, domestic equity securities (including large-, mid-, and small-cap stocks), stocks offered in international markets, including emerging markets, domestic fixed-income securities, foreign debt securities, and cash or cash equivalents. The Fund may also invest in alternative sector ETFs, such as real estate ETFs, as well as exchange-traded notes (“ETNs”). ETNs are unsecured debt obligations of investment banks that are traded on exchanges and the returns of which are linked to the performance of market indices. The Fund will generally invest in ETNs that are linked to commodities indices; however, investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. The Fund may also invest directly in domestic equity securities (including large-, small- and mid-cap stocks), stocks offered in international markets, including emerging markets, and unaffiliated open-end investment companies.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of long-term growth through a fully managed investment policy utilizing primarily ETFs as well as United States and foreign equity securities, debt, and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio combines a strategic and tactical allocation, which allocates the portfolio’s investments to large cap stocks, small- and mid-cap stocks, international securities (including emerging markets), fixed-income securities, and other investments, primarily through investments in ETFs. At times, the Fund can allocate half of its investments to cash or cash equivalents.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to avoid or minimize the effects of inflation on the portfolio.

At times, the Fund may also invest directly in fixed-income securities. These fixed-income securities, either held directly or through ETFs, may be domestic or foreign, corporate, or sovereign, and of any quality or duration. The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued. The Fund is diversified.

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Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

●	Allocation risk – The performance of the Fund relative to its benchmark will depend largely on the decisions of the Adviser as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, the Adviser’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the equity markets generally from time to time or for extended periods.

●	Other Investment Companies Risk – You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

●	Equity Risk. The value of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment generally. The value of a company’s common stock may fall because of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stock may be subject to liquidity risks. Securities such as bonds, notes, debentures, or preferred stock may be convertible into common stock and have valuations that tend to vary with fluctuations in the market value of the underlying stock. Preferred stock and convertible stock may change in value based on changes in interest rates.

●	Business and sector risk – From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry while having little or no impact on other industries or other companies within the industry.

●	Large company risk – The Fund may invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Mid-sized company risk – The Fund may invest in mid-cap companies, which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group.

●	Small company risk – The Fund may invest in smaller companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies.

●	Credit risk – An issuer of debt securities, including the issuers of ETNs, may not make timely payments of principal and interest.

●	Debt securities risk – Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call” or repay its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited training opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

●	High yield securities risk – Investments in high yield fixed-income securities, also known as “junk bonds”, are considered speculative, involve a greater risk of default and are subject to a substantially higher degree of credit risk or price fluctuations than other types of debt securities.

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●	Interest rate risk – Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

●	Issuer risk – The value of an individual security or particular type of security can be more volatile and thus perform differently than the market as a whole.

●	Foreign exposure risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, or economic developments.

●	Foreign currency risk – The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, certain countries may utilize formal or informal currency exchange controls or “capital controls.” Such controls may also affect the value of the Fund’s holdings.

●	U.S. Government and U.S. agency obligations risk – There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities where it is not obligated to do so.

Performance.

The bar chart below shows how the Fund’s investment results vary from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling (877) 244-6235.

Annual Total Returns

(for calendar years ended December 31) – Institutional Class Shares

Quarterly Returns During This Time Period

Highest: 17.11% (quarter ended June 30, 2020)

Lowest: (18.29)% (quarter ended March 31, 2020)

Year-to-Date: (0.40)% (quarter ended March 31, 2025)

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Average Annual Total Returns

(for periods ended December 31, 2024)

	One Year	Five Years	Ten Year
Institutional Class Shares
Return Before Taxes	8.17%	5.77%	5.91%
Return After Taxes on Distributions	7.54%	4.00%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	5.15%	4.01%	4.24%
Class A Shares
Return Before Taxes	1.97%	4.32%	5.04%
Class C Shares
Return Before Taxes	7.09%	4.72%	4.86%
MSCI ACWI Net Total Return USD/Bloomberg U.S. Aggregate Bond 65/35 Blend	11.81%	6.86%	7.02%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2024, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares and after-tax returns for other Classes will vary.

The indexes are unmanaged, market capitalization weighted, include net reinvested dividends, do not reflect fees or expenses (which would lower the return), and are not available for direct investment.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.

Management. Stringer Asset Management, LLC (the “Adviser”), a Delaware limited liability company, serves as the Fund’s investment adviser. Gary Stringer, CFA, Kim Escue, CFA, and Chad Keller, CFP, have served as the Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares. The minimum initial investment in Class A or Class C shares of the Fund is generally $5,000, and the minimum subsequent investment for such shares is $250 ($100 under an automatic investment plan). The minimum initial investment in Institutional Class shares of the Fund is generally $1,000,000, and the minimum subsequent investment for such shares is $5,000 ($100 under an automatic investment plan). The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment. You can purchase or redeem shares directly from the Fund on any business day the New York Stock Exchange (“NYSE”) is open directly by calling the Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile, or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

The Fund’s Investment Objective and Principal Investment Strategy

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

To meet its investment objective, the Fund will invest primarily in unaffiliated exchange-traded funds (“ETFs”). The underlying ETFs will invest in various securities including, but not limited to, domestic equity securities (including large-, mid-, and small-cap stocks), stocks offered in international markets, including emerging markets, domestic fixed-income securities, foreign debt securities, and cash or cash equivalents. The Fund may also invest in alternative sector ETFs, such as real estate ETFs, as well as exchange-traded notes (“ETNs”). ETNs are unsecured debt obligations of investment banks that are traded on exchanges and the returns of which are linked to the performance of market indices. The Fund will generally invest in ETNs that are linked to commodities indices; however, investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. The Fund may also invest directly in domestic equity securities (including large-, small-, and mid-cap stocks), stocks offered in international markets, including emerging markets, and unaffiliated open-end investment companies.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of long-term growth through a fully managed investment policy utilizing primarily ETFs as well as United States and foreign equity securities, debt, and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio combines a strategic and tactical allocation, which allocates the portfolio’s investments to large cap stocks, small- and mid-cap stocks, international securities (including emerging markets), fixed-income securities, and other investments, primarily through investments in ETFs. At times, the Fund can allocate half of its investments to cash or cash equivalents.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to avoid or minimize the effects of inflation on the portfolio.

At times, the Fund may also invest in fixed-income securities. These fixed-income securities, either held directly or through ETFs, may be domestic or foreign, corporate, or sovereign, and of any quality or duration.

The Adviser uses strategic and tactical asset allocation methodologies to manage the Fund’s assets. The Adviser’s strategic asset allocation process includes:

●	Setting forward-looking return and risk expectations by creating capital market expectations for broad asset classes based on historical returns, market valuations, the economic cycle, behavioral finance, and other fundamental data.

●	Setting broad asset allocation targets based on our risk and return expectations.

●	Allocating to subcategories such as, without limitation, equities of companies of different capitalizations, fixed-income securities of different durations, or specialty asset classes. The Adviser also considers the balance of risk characteristics across the portfolio and the correlations of the subcategories.

●	Considering and selecting from the universe of appropriate investments for the portfolio. The Adviser quantitatively models the Fund’s investment selections to determine their impact on the overall portfolio.

●	Purchasing securities based on the Adviser’s process.

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●	Monitoring the Fund and rebalancing it on an as-needed basis in order to, without limitation, change the Fund’s asset allocation, free up cash in order to participate in attractive investment opportunities, or respond to a fundamental change. The Adviser’s investment process also monitors its cash positions in order to maintain appropriate cash levels in the Fund.

The Adviser’s tactical asset allocation process includes:

●	Creating a macro view of the capital markets by evaluating domestic and global trends and market opportunities.

●	Identifying persistent trends and target sectors with strong momentum (equities, commodities) or relative value (fixed income).

●	Consideration of sector concentration within the Fund, and if necessary, rebalancing or allocating to additional sectors.

●	Purchasing securities based on the Adviser’s process.

●	Monitoring the Fund and rebalancing it on an as-needed basis, as described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments carry risks, and investment in the Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

Allocation risk – The performance of the Fund will depend largely on the decisions of the Adviser as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, the Adviser’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the markets generally from time to time or for extended periods of time.

Other Investment Companies Risk – The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. Federal law generally prohibits the Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

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●	Limits of investing in ETFs. The Fund’s investment strategy involves, among other things, investing in other investment companies, such as ETFs and other investment companies that track broad market indices or specific industries or sectors. Under the Investment Company Act of 1940 (“1940 Act”), the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund (generally permitting the Fund and its affiliates to hold up to 25% of the ETF’s total outstanding stock); and (ii) the ETF and the Fund enter into an agreement to comply with any conditions in such order (an “ETF Agreement”). Accordingly, the 25% limitation (or, in cases where the Fund has not entered into an ETF Agreement, the 3% limitation) may prevent the Fund from allocating its investments in the manner the Adviser considers optimal.

●	Indirect costs of fund investments in ETFs. To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by the Fund could affect the timing, amount, and character of distributions to you and, therefore, may increase the amount of taxes payable by you.

●	Risks related to ETF NAV and market price. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Equity Risk. The value of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment generally. The value of a company’s common stock may fall because of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stock may be subject to liquidity risks. Securities such as bonds, notes, debentures, or preferred stock may be convertible into common stock and have valuations that tend to vary with fluctuations in the market value of the underlying stock. Preferred stock and convertible stock may change in value based on changes in interest rates.

Business and sector risk – From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular industry. To the extent the Fund invests heavily in a particular industry that experiences such a negative impact, the Fund’s portfolio will be adversely affected.

Large company risk – The Fund may invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-sized company risk – The Fund may invest in mid-sized companies, which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Mid-sized companies may not have the management experience, financial resources, product diversification, and competitive strengths of large companies. Mid-sized company stock may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid-sized company’s stock, it may have to sell it at a lower price than the Adviser may prefer, or it may have to sell it in smaller than desired quantities over a period of time.

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Small company risk – From time to time, the Fund may be substantially invested in stocks of smaller companies. Stocks of smaller companies may have more risks than those of larger companies. In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile than those of larger companies.

Credit risk – Debt securities, including ETN, are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Debt securities risk – Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call” or repay its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited training opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High yield securities risk – High-yield fixed-income securities, also known as “junk bonds”, are securities rated below investment-grade by the primary rating agencies, such as Standard & Poor’s, Fitch and Moody’s, or are unrated securities of similar quality, and are thus considered speculative. The value of lower quality securities generally is more dependent on credit risk than investment-grade securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing securities with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult for the Fund to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Interest rate risk – Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based on investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money.

Foreign exposure risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Foreign exchange risk – Investing in securities listed on non-U.S. exchanges involves a number of potential risks to which the Fund will be subject, including greater price volatility; less supervision and regulation than U.S. securities exchanges, brokers, and issuers; higher brokerage costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which may make obtaining reliable research more difficult.

Foreign currency risk – Currencies of emerging markets countries are subject to significantly greater risks than currencies of developed countries, which may have an adverse effect on the value of securities of foreign companies traded on U.S. or foreign exchanges. For example, many emerging markets countries have experienced steady declines or sudden devaluations or increases of their currencies relative to the U.S. dollar, which may have adverse effects on companies’ cash flows, asset values, and profits or losses, and may have adverse effects on the value of the Fund’s assets denominated in foreign currencies. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some governments have responded to such market fluctuation by restricting currency conversions, foreign investments, or the repatriation of foreign investments. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such a market to make dividend or interest payments in the original currency of the obligation.

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U.S. Government and U.S. agency obligations – The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

OTHER INFORMATION ABOUT THE FUND

General Information Regarding Investing in the Fund. An investment in the Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before investing in the Fund.

What is an ETF? An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a particular securities index, sector, or industry. ETFs are traded on a securities exchange based on their market value. ETFs that track an index hold the same stocks or bonds as the index, so its market price generally reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses.

Temporary Defensive Positions. The Fund may occasionally take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund will not achieve its investment objective.

Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local, and regional supply chains affected, with potential corresponding results on the operating performance of a Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, a Fund may have difficulty achieving its investment objective, adversely impacting Fund performance. Further, such events can be highly disruptive to economies and markets and significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment adviser, third-party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of a Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could significantly impact a Fund’s performance, resulting in losses to your investment.

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“Portfolio Turnover” is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

MANAGEMENT

Investment Adviser. Stringer Asset Management, LLC (“Stringer” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Fund. The Adviser’s principal office is located at 5100 Poplar Avenue, Suite 1502, Memphis, TN 38137. The Adviser was organized in February 2013 and, as of April 30, 2025, has assets under management of approximately $55 million and assets under advisement of approximately $557 million. The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees” or the “Board”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of the average daily net asset value of that Fund as indicated in the fees and expenses table included in the summary section of this Prospectus. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee table above. While the Adviser has no obligation to continue the waiver past the current term, the contractual agreement is expected to continue annually, provided such continuance is agreed to by the Adviser and approved by the Board.

For the fiscal year ended February 28, 2025, the Adviser received compensation of 0% of the Fund’s average daily net assets after fee waivers and/or expense reimbursement. A discussion regarding the basis for the most recent approval by the Board of the Advisory Agreement is available in the Fund’s annual report for the period ended February 28, 2025.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation – Brokerage Selection” in the statement of additional information (“SAI”).

Portfolio Managers. Gary Stringer, CFA, Kim Escue, CFA, and Chad Keller, CFP, have served as portfolio managers to the Fund since its inception. Mr. Stringer is responsible for the day-to-day portfolio management of the Fund and is the Chief Investment Officer of the Adviser.

Mr. Stringer is the President and Chief Investment Officer of Stringer. Mr. Stringer co-founded Stringer in February 2013. From August 2005 to forming Stringer, Mr. Stringer was a Managing Director at Morgan Keegan and Company, Inc. where he served as the Director of Investments for Morgan Keegan’s Wealth Management Services division. In this position, Mr. Stringer chaired the Investment Strategy Committee, which set the firm’s asset allocation models and managed discretionary portfolios. Mr. Stringer holds a Bachelor of Science degree in Marketing from the University of Maryland as well as a Chartered Financial Analyst (“CFA”). In addition, he has completed the Securities Industry Institute sponsored by the Securities Industry and Financial Markets Association and the Wharton School. He is a member of the CFA Institute and CFA Society Austin.

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Mrs. Escue also serves as a Senior Portfolio Manager of Stringer. Mrs. Escue co-founded Stringer in February 2013. From November 2003 to forming Stringer, Mrs. Escue was a Senior Vice President and Senior Due Diligence Specialist at Morgan Keegan and Company, Inc. In her role as a research analyst, she assessed mutual funds and separately managed accounts for retail and institutional clients. She was also a member of the Investment Strategies Committee, which set the firm’s asset allocation models and managed discretionary portfolios. Mrs. Escue received both her Bachelor of Business Administration and Master of Business Administration degrees from the University of Memphis. She holds the CFA designation and is a member of the CFA Society of Memphis.

Mr. Keller is the Chief Operating Officer and Chief Compliance Officer of Stringer. Mr. Keller co-founded Stringer in February 2013. From August 2005 to forming Stringer Asset Management, Mr. Keller was a First Vice President and Senior Investment Specialist in the Wealth Management Services division of Morgan Keegan and Company, Inc. In this role, Mr. Keller worked with investment and economic data on a daily basis and was responsible for the quantitative risk characteristics of several discretionary models. He also wrote many client-facing papers on market and investment topics. Mr. Keller holds a Bachelor of Arts degree in Economics from the University of Tennessee and a Master of Business Administration from the University of Memphis. Additionally, Mr. Keller is a Certified Financial Planner™ professional.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed accounts, and their ownership of securities in the Fund.

Board of Trustees. The Fund is a series of the 360 Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the Fund’s operations according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATION

Custodian. Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration and Transfer Agent. M3Sixty Administration, LLC (“M3Sixty”) serves as the Fund’s administrator, providing the Fund with administrative, accounting, and compliance services. In addition, M3Sixty serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated below under the caption “Investing in the Fund,” M3Sixty will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

Distribution of Shares. Matrix 360 Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund, with respect to the Class A and Class C shares, has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). Sales charges (including, without limitation, sales loads, CDSCs, and 12b-1 fees) may be paid to broker-dealers, banks, and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders. The Distributor may also retain a portion of these fees as the Fund’s distributor. Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to each of the Class A shares and up to 1.00% of the average daily net assets attributable to the Class C shares. The 0.25% fee for the Class A shares is a service fee. The 1.00% fee for the Class C shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund offers three classes of shares (Class A, Class C, and Institutional Class shares). Class A and Class C shares are available for purchase by all investors. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ concerning sales loads and expenses to which they are subject. The decision as to whether Class A, Class C, or Institutional Class shares are more beneficial to you generally depends on the amount and intended length of time of your investment.

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Certain Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

Minimum Initial Investment. The Fund’s shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or broker-dealer authorized to sell shares in the Fund. The minimum initial investment for the Fund’s Class A or Class C shares is generally $5,000. The minimum investment for Institutional Class shares is $1,000,000. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next net asset value calculation after an order is accepted in good form. An order is considered in good form if it includes a complete application and payment in full of the purchase amount. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The Fund’s net asset value per share is normally determined when regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined following procedures established by, and under the direction of, the Board. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

The SEC adopted Rule 2a-5 under the 1940 Act, establishing an updated regulatory framework for registered investment company fair valuation practices. Under the rule, a greater number of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5. Specifically, the Board has designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Committee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser with respect to services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Net Asset Value in the SAI.

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Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.

PURCHASING SHARES

Opening a New Account. To open an account with the Fund, take the following steps:

1.       Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Class A shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN before completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met.

2.       Write a check or prepare a money order from a U.S. financial institution payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the “Stringer Tactical Adaptive Risk Fund” to:

360 Funds

[Name of Fund and Share Class]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

The purchase order will not be accepted if checks are returned due to insufficient funds or other reasons. The Fund will charge the prospective investor a $20 fee for canceled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any canceled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (877) 244-6235 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then-current public offering price. The minimum additional investment for any account of Class A or Class C shares in the Fund is $250, except under the automatic investment plan discussed below. Before adding funds by bank wire, please call the Fund at (877) 244-6235 and follow the above directions for bank wire purchases. Please note that there will be a bank charge for wire purchases in most circumstances. Mail orders should include, if possible, the “Invest by Mail” stub attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. The Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan. Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Class A, Class C, or Institutional Class shares through automatic charges to shareholders’ checking accounts. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum for each of Class A, Class C, or Institutional Class shares of the Fund), which will automatically be invested in the type of shares that the shareholder holds in their account (Class A, Class C, or Institutional Class shares), at the public offering price on or about the 21st day of the month. The shareholder may change the investment amount or discontinue the plan by notifying the Fund in writing.

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Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), SSN or other TIN (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also request the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete”; therefore, an account will not be opened, and the investor’s money will not be invested until the Fund receives this information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account per the Fund’s next net asset value calculated after the account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

●	We price direct purchases based on the next public offering price (net asset value) computed after receiving your order. Direct purchase orders received by M3Sixty as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern Time) are confirmed at that day’s public offering price. Purchase orders received by dealers before the close of the regular session of the NYSE on any business day and transmitted to M3Sixty on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

●	We do not accept third-party checks for any investments.

●	We may open accounts for less than the minimum investment or change minimum investment requirements anytime.

●	We may refuse to accept any purchase request for any reason or no reason.

●	We mail you confirmations of all your purchases or redemptions of Fund Shares.

●	Certificates representing Shares are not issued.

Choosing a Share Class. The Fund offers three classes of shares (Class A, Class C, and Institutional Class shares). Class A and Class C shares are available for purchase by all investors. Institutional Class shares are available only to institutional investors, broker-dealers, and financial institutions that have entered into appropriate arrangements with the Fund. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ concerning sales loads and ongoing expenses. The decision as to which class of shares of the Fund is most beneficial to you generally depends on your purchase amount, the length of time you expect to hold your investment and the sales charges, total operating expenses associated with each class, the platform to which you are purchasing shares, and the type of account in which you will hold the shares (e.g., retirement, taxable, etc.).

Class A shares generally have an initial sales load, but are subject to lower ongoing expenses than Class C shares. Class C shares are sold without any initial sales load, so the entire purchase price is immediately invested in the Fund, but Class C shares are subject to higher ongoing expenses than Class A shares. Since the entire purchase price of Class C shares is immediately invested in the Fund, any investment return on Class C shares may partially or wholly offset the higher annual expenses of Class C shares over the short term. However, there can be no assurance that this will be the case since the Fund’s future returns cannot be predicted. In addition, you should consider the effect of the Contingent Deferred Sales Charge (the “CDSC”) applicable to Class C shares and certain redemptions of Class A shares, depending on the time you expect to hold your investment in the Fund.

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Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Below is a brief description of each class of shares the Fund offers.

Class A Shares. Class A shares are sold at net asset value plus an initial sales load. The sales load is deducted from the amount you invest. The sales load for Class A shares is reduced for purchases of $100,000 or more, as shown in the chart below.

	Sales load as a % of:		Dealer Reallowance as % of Public Offering Price*
Amount of Investment	Public Offering Price*	Net Amount Invested
Less than $50,000	5.50%	4.71%	4.50%
$50,000 but less than $100,000	4.50%	3.63%	3.50%
$100,000 but less than $250,000	3.50%	3.09%	3.00%
$250,000 but less than $500,000	2.50%	2.04%	2.00%
$500,000 but less than $1 million	2.00%	1.01%	1.00%
$1 million or more	0.00%**	0.00%**	See below

*	“Public Offering Price” is the net asset value at the time of purchase plus the front-end sales load. Generally, the broker-dealer reallowance on sales of Class A shares will equal the amount of the Sales Load as a % of the Public Offering Price described in this table.

**	No sales load is paid at the time of purchase for investments of $1 million or more. A CDSC of 1.00% may be imposed on such investments in the event of redemption within 12 months of purchase.

Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Broker-Dealer Reallowances and Commissions. The broker-dealer reallowance for purchases of Class A shares under $1 million is described in the chart above. For initial purchases of Class A shares of the Fund of $1 million or more, a broker-dealer’s commission (equal to 1.00% of such purchases over $1 million) may be paid by the Adviser to participating unaffiliated broker-dealers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the broker-dealer’s commission described in this paragraph was paid in connection with the purchase of such shares. See “CDSC for Certain Purchases of Class A shares” below.”

Under certain circumstances, the Distributor may increase or decrease the reallowance to broker-dealers. The Distributor receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Reduced Sales Loads. Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or a “Letter of Intent.” To receive a reduced sales load, you must inform your broker-dealer or the Fund that you qualify for such a reduction when you purchase shares. If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load. Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund or any fund in the Stringer family with the amount of any current purchases in the Fund or funds in the Stringer family of funds to take advantage of the reduced sales loads in the table above.

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Purchases made according to a “Letter of Intent” may also be eligible for the reduced sales loads. In a Letter of Intent, the investor expresses their intention, in writing, to invest a certain amount over a specified period. The Fund will then apply the reduced sales load to each investor’s periodic investments, which will apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $50,000. If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualifies for the reduced sales load. The reduced sales load will not apply to purchases in the Fund made more than 90 days before signing the Letter of Intent. During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you purchase. Any shares you redeem during that period will count against the total amount in your Letter of Intent. If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you. If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor, and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened at different brokerage firms, so it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined. To verify eligibility for a reduced sales load, your broker-dealer or the Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

In addition to the Right of Accumulation and Letters of Intent, Class A shares are offered at net asset value without a sales load to the following types of investors: trustees and officers of the Fund, clients of the Adviser, employees of the Adviser (and members of their immediate families), and the Adviser and certain service providers of the Fund. As explained above, there also is no sales load at the time of purchase on investments of $1 million or more in the Fund, but such purchases may be subject to a CDSC of 1.00% in the event of redemption within 12 months of purchase. See “CDSC for Certain Purchases of Class A Shares” below.

CDSC for Certain Purchases of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the underwriter paid the dealer’s commission described above and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed, or (2) the net asset value of such shares at the time of redemption. If your purchase of Class A shares is subject to the CDSC, you will be notified of the confirmation you receive for such purchase. A CDSC will not be imposed upon redemptions of Class A shares held for more than one year. A CDSC will not be imposed upon automatic conversions of Class C shares to Class A shares (see “Class C shares” below).

Class C Shares. Class C shares are sold at net asset value without an initial sales load, so the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and assessed on an amount equal to the net asset value at the time of purchase of the Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. Your Class C shares will convert to the Fund’s Class A shares on the eighth anniversary of purchasing the Fund’s Class C shares. This automatic conversion will not be charged a sales load or a CDSC.

Institutional Class Shares. Institutional Class shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional Class shares are available for investment only to institutional investors, broker-dealers, and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan, or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

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Additional Information about Sales Charges. Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares, is not available on the Fund’s website since the Fund’s website contains limited information. Further information is available by calling the Fund at (877) 244-6235. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary when purchasing any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders must purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see the sections of the Fund’s prospectus titled “PURCHASING SHARES—Choosing a Share Class” and “PURCHASING SHARES—Other Information About Contingent Deferred Sales Charges” for more information regarding sales charge reductions and waivers available for different classes.

Below are the sales charge reductions and waivers of Raymond & Associates, Inc., Raymond James Financial Services, and Raymond James affiliates (together, “Raymond James”).

RAYMOND JAMES®

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares are available at Raymond James.

-	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions.
-	Employees and registered representatives of Raymond James or its affiliates and their family members, as designated by Raymond James.
-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
-	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

-	Death or disability of the shareholder.
-	Shares sold as part of a systematic withdrawal plan described in the Fund’s prospectus.
-	Return of excess contributions from an IRA Account.

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-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age, based on applicable IRS regulations as described in the Fund’s prospectus.
-	Shares sold to pay Raymond James fees, but only if Raymond James initiates the transaction.
-	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

-	Breakpoints are described in this prospectus.

-	Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
-	Letters of intent allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies their financial advisor about such assets.

Exchanging Shares

Shares of any class of the Fund generally may be exchanged for shares of the same class of any other Fund managed by the Adviser without paying a sales charge or a CDSC. Shares of any class of the Fund also may be acquired in exchange for shares of the same class of any other Fund managed by the Adviser without paying a sales charge or CDSC. You may only exchange between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges are also subject to the Fund’s eligibility requirements into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders under applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, the Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for their services.
By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the fund into which you are exchanging.

All shareholders must sign the request, including the capacity in which they are signing, if appropriate.

Mail your request to:

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

By Telephone

If you have authorized this service, you may exchange it by telephone at (877) 244-6235.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

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Redeeming Shares

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

360 Funds

[Name of Fund and Share Class]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

Regular mail redemption requests should include the following:

(1)       Your letter of instruction specifying the Fund, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders using the exact names in which they are registered.

(2)       Any required signature guarantees (see “Signature Guarantees” below); and

(3)       Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit-sharing plans, and other entities.

Except as provided below, your redemption proceeds usually will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while determining whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value, which is determined after receipt of the request for redemption, will be used to process the redemption request.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings regularly. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing house (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

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The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed, during which trading is restricted by the SEC, or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods that the SEC permits to protect the Fund’s shareholders. Additionally, telephone redemption privileges may be challenging to implement during drastic economic and market changes.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of the Fund by calling (877) 244-6235. The Fund may rely upon confirmation of redemption requests transmitted via facsimile at (816) 817-3267. The confirmation instructions must include the following:

(1)	Name of Fund;

(2)	Shareholder name(s) and account number;

(3)	Number of Shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption funds to the shareholder; and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or any other authorized person. Alternatively, you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). In its discretion, the Fund may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account upon redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If the wire transfer of funds is impossible or impractical, the redemption proceeds will be mailed to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions, nor for following telephonic instructions, provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment needed for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the level needed after a 30-day cure period, then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. Under normal circumstances, the Fund does not intend to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 days, the lesser of (i) $250,000, or (ii) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests over this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to ensure that you have authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests over $50,000. Signature guarantees are acceptable from a Federal Reserve System member bank, a savings and loan institution, a credit union (if authorized under state law), a registered broker-dealer, a securities exchange, or an association clearing agency. They must appear on the written request for change of registration, establishment, or change in exchange privileges, or redemption request.

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Other Information about Contingent Deferred Sales Charges. If, within the first year of purchase, you redeem (i) Class A share purchases of more than $1 million; or (ii) Class C shares, you may be subject to a CDSC as described above under “Fees and Expenses of the Fund” and “Purchasing Shares – Choosing a Share Class “. Shares acquired through the reinvestment of dividends or capital gains distributions will not be subject to a CDSC. To determine if the CDSC applies to a redemption, the Fund redeems Shares in the following order: (i) Shares acquired by reinvestment of dividends and capital gains distributions, followed by (ii) Shares held for the longest period.

The Fund will waive the CDSC if requested in the following circumstances:

●	Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for Shares held at the time of death or the initial determination of permanent disability.

●	Mandatory distributions from a tax-deferred retirement plan or IRA.

If you request that the CDSC be waived for one of the reasons stated above, contact your financial representative, broker-dealer, or the Fund. Such waiver requests must be made at the time of redemption.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed received by the Fund when an authorized broker or broker-authorized designee agrees with the purchase order or receives the redemption order. Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. A broker or broker-authorized designee may also charge investors a fee if shares are purchased through a broker or broker-authorized designee. The Fund is not responsible for ensuring that a broker-authorized designee carries out its obligations. You should look to the broker you wish to invest with for specific instructions on purchasing or redeeming Fund shares.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone M3Sixty at (877) 244-6235 and buy shares for investors who have investments in the Fund through the brokerage firm’s account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor M3Sixty shall be liable for following telephonic instructions reasonably believed to be genuine. To be sure telephonic instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, it may be liable if M3Sixty fails to follow these established procedures. The Fund may modify or terminate these telephone privileges at any time.

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Disruptive Trading and Market Timing. The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and damaging effects include:

●	an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Board has approved certain market timing policies and procedures to protect shareholders from Disruptive Trading. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading, such as round-trip transactions. A “round-trip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares within 30 days. Generally, the Fund considers frequent round-trip transactions in a shareholder account to constitute Disruptive Trading. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of round-trip transactions, the Fund does not include purchases under dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate round-trip transactions at the shareholder level and may contact a shareholder to request an explanation of any activity the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on round-trip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, without prior notice, the Fund may take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund also imposes an initial sales load and a CDSC on certain shares, each of which has the effect of discouraging Disruptive Trading in Fund shares.

The Fund cannot guarantee that its market timing policies and procedures will effectively detect and deter all Disruptive Trading.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures concerning the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

OTHER IMPORTANT INFORMATION

Distributions, Dividends, and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their tax advisors for advice about federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute all or substantially all of its annual income and gains to its shareholders. Dividends paid by the Fund derived from net investment income, if any, will generally be paid quarterly, and capital gain distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income typically includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends the Fund pays other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

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Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

Generally, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is how the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values. The entire position is not sold at one time. The Fund’s standing tax lot identification method is the method by which covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser regarding your circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, including a tax professional, concerning any decisions you may make concerning choosing a tax lot identification method.

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FINANCIAL HIGHLIGHTS

The financial highlights table will help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The financial highlights for the fiscal years ended before February 29, 2024, were audited by the Fund’s prior independent registered public accounting firm. The financial highlights for the fiscal year ended February 29, 2024, and February 28, 2025, were audited by Tait, Weller & Baker, LLP., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s Annual Financial Statements and Other Information, is available on the Adviser’s website www.stringeramfunds.com and may be obtained at no charge by calling the Fund.

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Stringer Tactical Adaptive Risk Fund – Class A Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Through Each Year Presented

	Class A
	For the Year Ended February 28, 2025	For the Year Ended February 29, 2024	For the Year Ended February 28, 2023		For the Year Ended February 28, 2022	For the Year Ended February 28, 2021
Net Asset Value, Beginning of Year	$12.14	$10.83	$12.49		$13.64	$11.42

Investment Operations:
Net investment income (a)	0.15	0.25	0.13		0.07	0.07
Net realized and unrealized gain (loss) on investments	0.62	1.35	(1.46)		0.78	2.94
Total from investment operations	0.77	1.60	(1.33)		0.85	3.01

Distributions:
From net investment income	(0.17)	(0.29)	(0.11)		(0.05)	(0.07)
From net realized capital gains	—	—	(0.22)		(1.95)	(0.72)
Total distributions	(0.17)	(0.29)	(0.33)		(2.00)	(0.79)

Net Asset Value, End of Year	$12.74	$12.14	$10.83		$12.49	$13.64

Total Return (d)	6.36%	14.85%	(10.63	)%(e)	5.01%	26.60%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$5,339	$5,835	$5,038		$3,953	$4,028

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed (b)	2.30%	2.31%	2.17%		1.98%	2.16%
After fees waived and expenses absorbed (b)	1.30%	1.30%	1.30%		1.30%	1.30%

Ratio of net investment income (loss):
Before fees waived and expenses absorbed (b) (c)	0.19%	1.16%	0.27%		(0.18)%	(0.27)%
After fees waived and expenses absorbed (b) (c)	1.19%	2.17%	1.13%		0.50%	0.60%

Portfolio turnover rate	133%	80%	103%		105%	212%

(a)	Net investment income per share is based on average shares outstanding.
(b)	These ratios exclude the impact of the expenses of the underlying investment companies in which the Fund invests.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Had the Adviser not waived fees/reimbursed expenses, total returns would have been lower. The returns shown exclude the impact of any sales loads and contingent deferred sales charges.
(e)	During the year ended February 28, 2023, 0.00% of the Fund’s total return consists of a voluntary reimbursement by the administrator for a loss incurred on a NAV error. Excluding these items, total return would have been (10.63)%.

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Stringer Tactical Adaptive Risk Fund – Class C Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Through Each Year Presented

	Class C
	For the Year Ended February 28, 2025	For the Year Ended February 29, 2024	For the Year Ended February 28, 2023	For the Year Ended February 28, 2022	For the Year Ended February 28, 2021
Net Asset Value, Beginning of Year	$11.99	$10.69	$12.30	$13.51	$11.34

Investment Operations:
Net investment income (loss) (a)	0.06	0.16	0.03	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	0.61	1.32	(1.42)	0.78	2.91
Total from investment operations	0.67	1.48	(1.39)	0.74	2.89

Distributions:
From net investment income	(0.06)	(0.18)	—	—	—
From net realized capital gains	—	—	(0.22)	(1.95)	(0.72)
Total distributions	(0.06)	(0.18)	(0.22)	(1.95)	(0.72)

Net Asset Value, End of Year	$12.60	$11.99	$10.69	$12.30	$13.51

Total Return (d)	5.63%	13.94%	(11.28)%	4.29%	25.69%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$3,045	$3,577	$4,551	$8,840	$9,924

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed (b)	3.05%	3.06%	2.92%	2.73%	2.91%
After fees waived and expenses absorbed (b)	2.05%	2.05%	2.05%	2.05%	2.05%

Ratio of net investment income (loss):
Before fees waived and expenses absorbed (b) (c)	(0.55)%	0.45%	(0.60)%	(0.95)%	(1.02)%
After fees waived and expenses absorbed (b) (c)	0.45%	1.46%	0.27%	(0.27)%	(0.16)%

Portfolio turnover rate	133%	80%	103%	105%	212%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	These ratios exclude the impact of the expenses of the underlying investment companies in which the Fund invests.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Had the Adviser not waived fees/reimbursed expenses, total returns would have been lower. The returns shown exclude the impact of any contingent deferred sales charges.

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Stringer Tactical Adaptive Risk Fund – Institutional Class Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Through Each Year Presented

	Institutional Class
	For the Year Ended February 28, 2025	For the Year Ended February 29, 2024	For the Year Ended February 28, 2023	For the Year Ended February 28, 2022	For the Year Ended February 28, 2021
Net Asset Value, Beginning of Year	$12.16	$10.85	$12.51	$13.65	$11.42

Investment Operations:
Net investment income (a)	0.18	0.28	0.14	0.10	0.10
Net realized and unrealized gain (loss) on investments	0.62	1.34	(1.45)	0.79	2.95
Total from investment operations	0.80	1.62	(1.31)	0.89	3.05

Distributions:
From net investment income	(0.20)	(0.31)	(0.13)	(0.08)	(0.10)
From net realized capital gains	—	—	(0.22)	(1.95)	(0.72)
Total distributions	(0.20)	(0.31)	(0.35)	(2.03)	(0.82)

Net Asset Value, End of Year	$12.76	$12.16	$10.85	$12.51	$13.65

Total Return (d)	6.63%	15.10%	(10.42)%	5.34%	26.98%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$14,524	$14,547	$15,075	$26,265	$16,316

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed (b)	2.05%	2.06%	1.92%	1.73%	1.91%
After fees waived and expenses absorbed (b)	1.05%	1.05%	1.05%	1.05%	1.05%

Ratio of net investment income (loss):
Before fees waived and expenses absorbed (b) (c)	0.42%	1.44%	0.40%	0.04%	(0.03)%
After fees waived and expenses absorbed (b) (c)	1.42%	2.45%	1.27%	0.72%	0.83%

Portfolio turnover rate	133%	80%	103%	105%	212%

(a)	Net investment income per share is based on average shares outstanding.
(b)	These ratios exclude the impact of the expenses of the underlying investment companies in which the Fund invests.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Had the Adviser not waived fees/reimbursed expenses, total returns would have been lower.

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PRIVACY NOTICE

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪      Social Security number

▪      Assets

▪      Retirement Assets

▪      Transaction History

▪      Checking Account Information

▪      Purchase History

▪      Account Balances

▪      Account Transactions

▪      Wire Transfer Instructions

When you are no longer our customer, we will continue to share your information as described in this notice.

How?	All financial companies must share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons 360 Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 244-6235

32

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Distributor)
What we do
How does 360 Funds protect my personal information?

We use security measures that comply with federal law to protect your personal information from unauthorized access and use. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?

We collect your personal information, for example, when you

▪      Open an account

▪      Provide account information

▪      Give us your contact information

▪      Make deposits or withdrawals from your account

▪      Make a wire transfer

▪      Tell us where to send the money

▪      Tell us who receives the money

▪      Show your government-issued ID

▪      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪      Affiliates from using your information to market to you

▪      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies. ▪ M3Sixty Administration, LLC and Matrix 360 Distributors, LLC could be deemed affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies ▪ 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ 360 Funds does not jointly market.

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STRINGER TACTICAL ADAPTIVE RISK FUND

A SAI about the Fund has been filed with the SEC. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You will find the Fund’s annual and semi-annual financial statements in Form N-CSR. The Fund’s SAI, annual and semi-annual reports, and other information, including the Fund’s financial statements, are available on the Fund’s website at www.stringeramfunds.com.

To request a free copy of the SAI, a Fund’s annual and semi-annual reports, the Fund’s financial statements, and other information about the Fund, or to make inquiries about the Fund, write the Fund c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or call the Fund at (877) 244-6235.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. After paying a duplicating fee, copies of this information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

360 Funds Investment Company Act File Number: 811-21726

34

Stringer Tactical Adaptive Risk Fund

Class A Shares (Ticker Symbol: SRGAX)

Class C Shares (Ticker Symbol: SRGCX)

Institutional Class Shares (Ticker Symbol: SRGIX)

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

series of the

360 Funds

STATEMENT OF ADDITIONAL INFORMATION

June 27, 2025

The Stringer Tactical Adaptive Risk Fund is a series of 360 Funds, an open-end management investment company registered with the Securities and Exchange Commission as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Fund’s prospectus dated June 27, 2025, as the same may be amended from time to time. Copies of the Prospectus may be obtained, without charge, by calling the Fund at (877) 244-6235, writing to the Fund at the following address: 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, or on the Fund’s website at www.stringeramfunds.com.

STRINGER TACTICAL ADAPTIVE RISK FUND

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

360 Funds (the “Trust”) was organized as a Delaware statutory trust on February 24, 2005. Stringer Tactical Adaptive Risk Fund (the “Fund”) is an open-end management investment company and a separate diversified series of the Trust. The Prospectus describes the Fund’s investment objective, principal investment strategy, as well as the principal investment risks of the Fund.

The Fund’s investment adviser is Stringer Asset Management, LLC (the “Adviser” or “Stringer”).

The following descriptions and policies supplement these descriptions and include descriptions of certain types of investments that may be made by the Fund but are not the Fund’s principal investment strategies.

General Investment Risks. All investments in securities and other financial instruments involve a risk of monetary loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks described in the Prospectus and this Statement of Additional Information (“SAI”).

Common Stocks. The Fund may invest in common stocks, including the common stock of any class or series of domestic or foreign corporations or similar equity interests, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Derivative Instruments. The Fund may (but is not required to) use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index and may relate to, among other things, stocks, bonds, interest rates, currencies, or currency exchange rates, commodities, related indices, and other assets. Examples of derivatives and information about some derivatives and associated risks are included. The derivatives market is continually evolving, and each Fund may invest in derivatives other than those described below.

The value of some derivative instruments in which the Fund may invest may be susceptible to changes in prevailing interest rates. Like the Fund’s other investments, the ability of the Fund to utilize these instruments successfully may depend in part upon its ability to forecast interest rates and other economic factors correctly. If the Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Fund might not employ any strategies described herein, and no assurance can be given that any strategy will succeed. If the Fund incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy, it might have been better if it had not entered into the transaction. Also, suitable derivative transactions may not be available in all circumstances. Using derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between derivative instruments’ price movements and related investments’ price movements. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of each Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Additionally, the regulation of the U.S. and non-U.S. derivatives markets has substantially changed in recent years, and such change may continue. Effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666, withdrew no-action letters and similar guidance addressing a fund’s use of derivatives, and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Fund is no longer required to engage in “segregation” or “coverage” techniques concerning derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a fund adopt and implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. If a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a fund is not subject to the complete requirements of the Derivatives Rule. Limited Derivatives Users are exempt from VaR testing, implementing a derivatives risk management program, and specific Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User must implement written compliance policies and procedures reasonably designed to manage its derivatives risks.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions, and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, when-issued or forward-settling securities transactions that physically settle within 35 days are deemed not to involve a senior security.

Options on Securities and Indices. As described in the Prospectus, the Fund may, among other things, purchase and sell put and call options on equity, debt, or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or a regulated foreign over-the-counter (“OTC”) market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase, pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index must pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When the Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Fund may write such options. When the Fund writes a call or put option on an underlying security it does not own (is not short), the option is sometimes referred to as a “naked option.”

The Fund may write “naked” call options on individual securities or instruments it may invest in, but it does not currently hold that. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described below when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations concerning the transaction, but will not limit the Fund’s exposure to loss. Writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk during declining securities prices or when prices are stable. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier than covered call options because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its commitment to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

A naked put option is a position in which a buyer writes a put option and has no position in the underlying stock. A naked put option may be used when the Fund expects the underlying stock to trade above the strike price at expiration. The Fund will benefit from a naked put option if the underlying stock trades above the strike price when the put option expires and expires worthless because the Fund will keep the entire premium. The Fund could lose money if the underlying stock’s price is below the strike price because the put may be exercised against the Fund, causing the Fund to buy the stock at the strike price.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received when the option was written. If an option the Fund purchases expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. However, there can be no assurance that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

While, as mentioned above, the Fund may write naked call or put options, such options will nonetheless be deemed to be “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Adviser following procedures approved by the Board of Trustees (the “Board” or “Trustees”) in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser following procedures approved by the Board in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates the difference in assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser following procedures approved by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser.

OTC Options. The Fund may also purchase and write OTC options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. They generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options. They will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write dealer options.

Risks Associated with Options on Securities and Indices. Several risks are associated with transactions in options on securities, including exchange-traded funds (“ETFs”), and on indices. For example, significant differences between the securities and options markets could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund could not close out an option that it had purchased on a security or index, it would have to exercise the option to realize any profit, or the option may expire worthless. If the Fund could not close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option. However, it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option may also be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option generally has no control over when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option. It must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can occur in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be more than these limits, and it may impose other sanctions that could adversely affect the Fund engaging in options transactions.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) about a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate. In addition, the Fund may buy or sell put and call options on foreign currencies on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded in the U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk by using such options.

Option Combinations. The Fund may combine options transactions, which combinations may be in the form of option spreads or option collars. Put spreads and collars are designed to protect against a decline in the value of a security that the Fund owns. A collar involves the purchase of a put and simultaneously writing a call on the same security at a higher strike price. The put protects the investor from a decline in the security price below the put’s strike price. The call means that the investor will not benefit from increases in the security price beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call. However, it also means that the investor will not benefit from increases in the security price beyond the sold call’s strike price.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the contract term. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. Using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish specific results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made daily as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are generally not held until delivery or cash settlement is required, but are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed concerning all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. A final cash settlement occurs on the contract’s expiration date, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund may write options on futures contracts that are “covered.” The Fund will be considered “covered” concerning a put option it has written if, so long as it is obligated as writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered “covered” concerning a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered “covered” concerning a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the option writer is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the contract’s current market price in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but that will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Hedging. The Fund may engage in an ongoing hedging strategy. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund may enter into these transactions: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, (c) to manage the duration of a portfolio’s fixed income investments, or (d) to enhance returns.

Hedging activity in the Fund may involve the use of derivatives including, but not limited to, buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes, buying ETFs or other investment companies that engage in hedging strategies, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures, or purchasing foreign currency forward contracts or options on foreign currency. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may also hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts and/or options on foreign currency.

A notice on behalf of the Trust has been filed with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Trust’s operation. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Foreign Securities. Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, OTC, or in the form of American Depository Receipts. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment, or both.

American Depositary Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases, it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Government Action. Governments in certain foreign countries continue to participate to a significant degree through ownership interest or regulation in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment of protectionist trade legislation by these trading partners could have a significant adverse effect on the securities markets of such countries.

Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline. Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency, which, in turn, can have a disruptive and adverse effect on foreign investors. Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes. Certain foreign countries, especially developing and emerging ones, may experience adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies than reports and ratings published about companies in the United States. Foreign companies are also usually not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those of U.S. companies. It also is often more challenging to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as and may be more volatile and have less volume and liquidity than those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges. While an increasing number of overseas securities markets have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities before receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies foreigners may invest in. Additional or different restrictions may be imposed at any time by these or other countries where the Fund invests. In addition, the repatriation of investment income and capital from several foreign countries is restricted and controlled under specific regulations, including, in some cases, the need for specific government consents.

Taxes. The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on foreign investors’ purchases of certain securities that trade in their country.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market, and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Investments in Small-Cap Companies. The Fund may invest a significant portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies may lack depth of management, or they may be unable to generate the funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Fund.

Convertible Securities. Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move in parallel with the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the OTC market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes in interest rates.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). There is no assurance that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities, or political subdivisions. These securities may be denominated in United States dollars or in another currency.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC, or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity, and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on various factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present or may differ in degree if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special-purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables are generally secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures. The Fund may invest in structured notes, bonds, and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference, so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from and be more limited than those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations may also make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Corporate Debt Securities. The Fund’s fixed-income investments may include corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion. In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are contained in this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Money Market Instruments. The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P, or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

ETFs. The Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

Unit Investment Trusts. A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies. The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities. “Units” in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest). A UIT has a stated date for termination that varies according to the investments held in its portfolio. A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years. When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT. Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. government security, and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. The Fund may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of the Trust , the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund. The Fund, through its Fair Value Committee, values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value for a private investment accurately; (ii) that the Fund will be able to sell private securities for the fair value determined by the Fund; or (iii) that the Fund will be able to sell such securities at all. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Private Securities Transactions. In general, securities purchased in private transactions are legally restricted as to resale. The Fund’s investments in private placements will be subject to a number of risks because the securities will be illiquid securities for which there is no public market. Illiquid securities are subject to risks of potential delays in resale and uncertainty in valuation. In addition, as noted under “Illiquid Securities” above, if at any time more than 15% of the Fund’s net assets are invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund. In such a case, the Fund may seek to sell private securities in its portfolio prematurely at prices below what the Adviser believes to be the securities’ fair value.

Restricted Securities. Within its limitation on investment in illiquid securities and the Fund’s private investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Fund values restricted securities under fair value procedures described above under “Illiquid Securities” and as described in the section entitled “Investing in the Fund – Determining the Fund’s Net Asset Value” of the Prospectus.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Short Sales of Securities. The Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. A Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)	Borrow money, except to the extent permitted under Section 18(f)(1) of the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(6)	Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	Purchase or sell commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity; or

(8)	Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, and investments in other registered investment companies are not considered to be issued by members of any industry. The Fund will consider the concentration of underlying investments in determining compliance with this policy.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act, and may enter into options, forward contracts, futures contracts, or indices options on futures contracts or indices;

(2)	Make investments to exercise control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	Purchase warrants if, as a result, the Fund would have more than 5% of its total net assets (taken at the lower cost or current value) invested in warrants.

Concerning the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction apply at all times.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Fund. The Adviser shall manage the Fund’s portfolio under the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser selects the securities and manages the investments for the Fund, and also selects broker-dealers to execute portfolio transactions, all subject to the oversight of the Board. The Advisory Agreement is described in detail under “Management and Administration”. The Adviser serves as an investment adviser for several client accounts, including the Fund. Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

Brokerage Selection. In selecting brokers for portfolio transactions, the Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. Concerning execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as provided in the Advisory Agreement, the Adviser is authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage, and other purposes, the Adviser will make a reasonable allocation according to the uses and pay for the non-research and non-brokerage functions in cash using its funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staff of other securities firms. These services may be helpful to the Adviser in connection with advisory clients other than the Fund, and not all such services may be beneficial to the Adviser in connection with the Fund. Although such information may be a valuable supplement to the Adviser’s investment information in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Adviser in the performance of its services under the Advisory Agreement. It will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the OTC market. Transactions in the OTC market are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange-listed securities, the Adviser considers the advisability of effecting the transaction with a broker not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates are one year or less at the time of acquisition. The Fund’s Portfolio turnover may vary significantly from year to year and within a particular year. It may be affected by cash requirements for redemption of shares and requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. The Fund’s portfolio turnover rates for the past three fiscal years ended February 28 or 29 were 133%, 80%, and 103%, respectively.

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Trust or other persons. These policies include the following:

●	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

●	Public disclosure regarding the Fund’s Portfolio Securities is made periodically through the Fund’s Form N-PORT and Semi-Annual and Annual Reports (“Official Reports”). Other than the Official Reports, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Fund.

●	Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements before public disclosure unless persons receiving the information provide assurances that the data will not be used for inappropriate trading in Fund shares.

●	The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel, and auditors as identified in the Prospectus and this SAI, financial printers such as Quality EDGAR Solutions or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

●	The CCO must approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund, is disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the data will not be used for inappropriate trading in Fund shares.

●	The CCO shall inform the Board of any special portfolio holdings disclosure arrangements that the CCO approves, and the rationale supporting approval.

●	Neither the Trust’s investment adviser nor the Trust (or any affiliated person, employee, officer, trustee, or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Fund.

DESCRIPTION OF THE TRUST

The Trust, a statutory trust organized under Delaware law on February 24, 2005, is an open-end management investment company. The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series relating to a separate portfolio of investments and classify and reclassify any unissued shares into one or more classes of shares of each such series. The Fund offers three classes of shares (Class A, Class C, and Institutional Class shares), of which Classes A and C are available for purchase by all investors. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ concerning sales loads and ongoing expenses. The number of shares in the Trust shall be unlimited. The Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved in liquidation, based on the number of shares of the series that each shareholder holds. If any assets, income, earnings, proceeds, funds, or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. In this event, the holders of the remaining shares voting will not be able to elect any Trustees. The rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees before such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board shall, for any reason, exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which the 1940 Act does not require the election of Trustees by shareholders. As outlined in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS, AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund. They approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund, review the Fund’s performance, and oversee the Fund’s activities. This section of the SAI provides information about the persons who serve as Trustees and Officers of the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The following are the Trustees and Officers of the Trust, their birth year, their present position with the Trust or the Fund, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire, and (2) any Officer may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees before such removal. In case a vacancy or an anticipated vacancy on the Board shall, for any reason, exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by their affiliation with either the Trust or the Adviser are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During the Past 5 Years
Independent Trustees*
Tom M. Wirtshafter: 1954	Trustee, Audit Committee Chair	Since 2011	Retired (2024-present); Senior Vice President, American Portfolios Financial Services (broker-dealer), American Portfolios Advisors (investment adviser) (2009-2024)	8	None
Steven D. Poppen: 1968	Trustee, Nominating and Corporate Governance Committee Chair	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (1999-present); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2016-present)	8	IDX Funds (2015-2021);

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During the Past 5 Years
Thomas J. Schmidt: 1963	Trustee and Independent Chairman	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (financial services consulting practice) (2015-present)	8	Lind Capital Partners Municipal Credit Income Fund (2021-present);
Interested Trustee*
Randall K. Linscott: 1971	Trustee & President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chair, M3Sixty Capital, LLC (investment adviser) (2023-present)	8	IDX Funds (2015-2021)
Officers
Richard Yates 1965	Chief Compliance Officer and Secretary	Since 2021	President, M3Sixty Enterprises, LLC (2024-present); Chief Legal Officer and CCO, M3Sixty Capital, LLC (2023-present); Of Counsel, McElroy Deutsch (2020–2024); Head of Compliance and Chief Legal Counsel, M3Sixty Administration, LLC (2021–present); CCO and Secretary, IDX Funds (2021–present)	N/A	N/A
Larry E. Beaver, Jr.: 1969	Treasurer	Since 2021	Head of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-2021); Treasurer, Tactical Investment Series Trust (2022-present); Assistant Treasurer, 360 Funds (2017-2021); Assistant Treasurer, IDX Funds (2017-2021); Assistant Treasurer, WP Funds (2017-2021)	N/A	N/A
Tim Easton 1968	Anti-Money Laundering (“AML”) Officer	Since 2024	Chief Operating Officer, Matrix 360 Distributors, LLC (2024-present); Head of Transfer Agency, M3Sixty Administration, LLC (2022-present); Self-Employed (2020-2022);	N/A	N/A

*Mr. Linscott is an Interested Trustee because he is the Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Fund’s administrator and transfer agent.

Board Structure

The Trust’s Board includes three independent Trustees and one interested Trustee, Mr. Linscott. Mr. Schmidt, one of the Trust’s independent trustees, serves as the Chair of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. Concerning risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Funds. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent, and distributor, and Trust management, including the Trust’s President, Mr. Linscott, and the Trust’s CCO, Richard Yates, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating and Corporate Governance Committee, and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes, and skills in light of the Board’s function and the Trust’s business and structure. It has been determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes, and/or skills for each Trustee:

Independent Trustees

Tom M. Wirtshafter	Mr. Wirtshafter has over 40 years of experience managing and operating a wide range of financial services companies, and was a Director at American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser. Osaic purchased American Portfolios.

Steven D. Poppen	Mr. Poppen is currently the Executive Vice President and Chief Business Administration Officer for the Minnesota Vikings professional football team. In his role, Mr. Poppen works with the accounting and finance, security, facilities, and IT departments, along with the financing and operations of U.S. Bank Stadium and Twin Cities Orthopedics Performance Center. Mr. Poppen is also an Executive Vice President and Chief Financial Officer of MV Ventures, LLC, a Minnesota real estate development and operations entity. Before joining the Vikings’ organization, Mr. Poppen was a Certified Public Accountant in the PricewaterhouseCoopers LLP business assurance group. Mr. Poppen has held Board of Directors positions with several non-profit organizations within the Twin Cities, including Twin Cities Habitat for Humanity, Minnesota State Fair Foundation, Minneapolis Downtown Council, and Minnesota Adult & Teen Challenge.

Thomas J. Schmidt	Mr. Schmidt has more than 30 years’ experience managing and operating financial services companies and is currently the Principal of Tom Schmidt & Associates Consulting, LLC. Prior to this, he served as Vice President of the Mutual Fund and Alternative Investment Full-Service Transfer Agent at DST Systems, Inc.

Interested Trustee

Randall K. Linscott	Mr. Linscott has over 30 years of experience with a wide range of financial services companies, including service at PricewaterhouseCoopers, an international public accounting firm, and Boston Financial Data Services, a transfer agency, prior to his role at M3Sixty Administration, LLC and with the Trust.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable them to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes, and skills of Trustees are according to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee, with Mr. Wirtshafter serving as the Audit Committee Chair and financial expert. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates under an Audit Committee Charter and meets periodically as necessary. The Audit Committee met four times concerning the Fund in the year ended February 28, 2025.

Nominating and Corporate Governance Committee: All Independent Trustees are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s purposes, duties, and powers are set forth in its written charter, included as Appendix B hereto. This charter also describes the process by which shareholders may make nominations. The Nominating and Corporate Governance Committee meets only as necessary and met once during the year ended February 29, 2025.

Proxy Voting Committee: All Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter concerning which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as necessary or advisable. The Proxy Voting Committee meets only as needed and did not meet during the year ended February 28, 2025.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = 10,001-$50,000; D - $50,001-100,000; and E = over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by a Director in a Family of Investment Companies
Independent Trustees
Tom M. Wirtshafter	A	E
Steven D. Poppen	A	A
Thomas J. Schmidt	A	A
Interested Trustee
Randall K. Linscott	A	E

As of June 2, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. The following shareholders owned beneficially or, of record, more than 5% of the outstanding shares of Class A, Class C, and Institutional Class Shares of the Fund as of June 2, 2025.

Class A Shares
Name and Address of Principal Holder	Shares	Percentage Owned of Record
Raymond James & Assoc, Inc FBO RJ 26824047 880 Carillon Parkway St. Petersburg, FL 33716-1102808	21,645	5.31%
Charles Schwab & Co Special Custody Acct 211 Main Street San Francisco, CA 94105	20,686	5.08%

Class C Shares
Name and Address of Principal Holder	Shares	Percentage Owned of Record
RBC Capital Markets Mutual Fund Omnibus Processing 60 South Sixth Street-P08 Minneapolis, MN 55402	18,143	8.01%

Institutional Class Shares
Name and Address of Principal Holder	Shares	Percentage Owned of Record
Charles Schwab & Co Special Custody Acct 211 Main Street San Francisco, CA 94105	229,810	19.12%
Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	69,261	5.76%

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Trust officers and interested Trustees receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC, and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $5,000 yearly, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the fiscal year ended February 28, 2025.

Name of Trustee	Aggregate Compensation from the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
Independent Trustees
Tom M. Wirtshafter	$3,392	None	None	$25,475
Steven D. Poppen	$3,392	None	None	$25,475
Thomas J. Schmidt	$3,392	None	None	$25,475
Interested Trustee
Randall K. Linscott	None	None	None	None

* Each of the Trustees serves as a Trustee to the 8 series of the Trust.

MANAGEMENT AND ADMINISTRATION

Investment Adviser. Stringer Asset Management, LLC serves as the investment adviser to the Fund. The Adviser’s principal office is located at 5100 Poplar Avenue, Suite 1502, Memphis, TN 38137. Information about the Adviser and its duties and compensation as Adviser is contained in the Fund’s Prospectus. The Adviser is a Delaware limited liability company and registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser supervises the Fund’s investments pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Advisory Agreement became effective for an initial two-year period and is renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty concerning the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Gary Stringer, CFA, is the President and Chief Investment Officer of the Adviser. Stringer Asset Management, LLC is owned by Laurus Principal Group, LLC.

The Adviser will receive a monthly management fee equal to an annual rate of 0.95% of the Fund’s net assets. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (but excluding interest, borrowing expenses, distribution fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized following generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.05% until and through at least June 30, 2026. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, if the Fund can make the payment without exceeding the 1.05% expense limitation. The current contractual agreement cannot be terminated before at least one year after the effective date without the Board of Trustees’ approval.

The table below provides the compensation paid to the Adviser by the Fund and the Waived and Recouped Management Fees made by the Adviser during the fiscal year indicated:

Fiscal Year End	Management Fees Earned	Waived Management Fees	Reimbursed Expenses	Net Management Fees
February 28, 2023	$298,868	$272,136	$0	$26,732
February 29, 2024	$229,413	$229,413	$14,893	$(14,893)
February 28, 2025	$221,647	$221,647	$12,054	$(12,054)

In addition to the management fees described above, the Adviser may also receive certain benefits from its management of the Fund through brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation -- Brokerage Selection.”

The Fund paid the following brokerage fees during the following fiscal year:

Fiscal Year End	Brokerage Fees
February 28, 2023	$16,529
February 29, 2024	$9,282
February 28, 2025	$13,714

Portfolio Managers. Gary Stringer, CFA, Kim Escue, CFA, and Chad Keller, CFP, are the Fund’s portfolio managers and are responsible for its day-to-day management. Each portfolio manager is compensated through salary, bonus, and equity ownership of Laurus Principal Group LLC. Their compensation is not determined by the Fund’s assets under management or performance.

Other Accounts. As of February 28, 2025, the portfolio managers were responsible for managing the following types of accounts (other than the Fund):

Portfolio Manager	Account Type	Performance-Based Fees		Non-Performance-Based Fees
		Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gary Stringer	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	7	$334,951
Kim Escue	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	2	$79,333
Chad Keller	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	4	$153,139

Ownership of Securities. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of February 28, 2025, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gary Stringer	E
Kim Escue	C
Chad Keller	C

Conflicts of Interest. The portfolio managers’ management of accounts other than the Fund may give rise to potential conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of the other accounts (the “Other Accounts”), on the other. The Other Accounts might have similar investment objectives as the Fund, track the same indices the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts appropriately.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise due to the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts her/she manage and to the Fund’s detriment, or vice versa.

Investment Opportunities: The Adviser may provide investment supervisory services for several investment accounts with varying investment guidelines. Differences in the compensation structures of the Adviser’s various accounts may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

Administrator. M3Sixty Administration, LLC (“M3Sixty”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Fund under an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records. M3Sixty is not affiliated with the Advisor.

During the prior three fiscal years, M3Sixty received the following fees from the Fund for its services as Administrator, Fund Accountant, and Transfer Agent:

Fiscal Year Ended	Administration Fee
February 28, 2023	$149,185
February 29, 2024	$129,519
February 28, 2025	$123,681

Distributor. Matrix 360 Distributors, LLC acts as the principal underwriter and distributor (the “Distributor”) of the Fund’s shares to facilitate the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares under a Distribution Agreement between the Trust on behalf of the Fund and the Distributor (the “Distribution Agreement”) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, so that state registrations may be maintained for the Fund. Shares of the Fund are sold continuously. The Distribution Agreement requires the Distributor to use all reasonable efforts to distribute the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. The Fund did not pay any fees incurred under the Distribution Agreement for the three most recent fiscal years ended the last day of February. The Adviser paid all expenses incurred under the Distribution Agreement, if any.

For the three most recent fiscal years ended the last day of February, the total sales charges paid in connection with the sales of Class A shares of the Fund and the amounts retained by the Distributor are listed below:

Fund	2025		2024		2023
	Sales Charges	Amount Retained	Sales Charges	Amount Retained	Sales Charges	Amount Retained
Stringer Tactical Adaptive Risk Fund	$4,508	$674	$2,302	$508	$2,053	$368

The Fund has adopted a Distribution Plan (“Plan”) under Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Trustees must consider the continuation of the Plan annually.

Potential benefits of the Plan to the Fund include improved shareholder services and savings to each Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently investment objectives and to realize economies of scale.

Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The Fund may expend up to 1.00% for Class C shares and up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Under ordinary circumstances, the Fund expects sales of Fund shares to involve a payment to broker-dealers; however, certain sales of Fund shares (e.g., sales to: (1) to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of M3Sixty and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts; or (2) to investors purchasing amounts of Class A shares greater than $3 million) may be made with or without remitting compensation to any broker-dealer.

12b-1 Fees paid by the Fund for the fiscal year ended February 28, 2025:

Class A	$ 14,183*
Class C	$ 33,429**

*Compensation to broker-dealers.

**Compensation to brokers-dealers ($32,494) and to the Adviser ($935).

Custodian. Fifth Third Bank (“Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safeguards its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. The Trustees have selected Tait, Weller & Baker, LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102-2529, to serve as independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

The independent registered public accounting firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. FinTech Law, LLC, located at 6224 Turpin Hills Drive, Cincinnati, OH 45244 serves as legal counsel to the Trust.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Each code permits the applicable entity’s employees and officers to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Trust’s and Adviser’s codes require that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to the oversight of the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, within 60 days after the end of such period. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at (877) 244-6235; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS, AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “Purchasing Shares” in the Fund’s Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. Potential investors should also refer to the Prospectus for information regarding the Fund’s three classes of shares (Class A, Class C, and Institutional Class shares) and their respective fees and expenses. The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Fund will be offered and sold on a continuous basis. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at 4:00 p.m. Eastern Time, as described under “Net Asset Value” below. Notwithstanding the foregoing, Class A shares are generally subject to an initial sales load as described in the Prospectus.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their accounts as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining each Fund’s Net Asset Value” in the Prospectus.

Share Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions. Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax, or bank wire. The Prospectus also describes contingent deferred sales charges (“CDSCs”) that apply to purchases of Class C shares of the Fund and to certain purchases of Class A shares of the Fund. The Prospectus also describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in kind, signature guarantees, and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the “NYSE”) is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds, and the assessment of a CDSC on certain redemptions of Fund shares occurring within one year following the issuance of such shares. For information on the CDSCs that apply to purchases of Class C shares and to certain purchases of Class A shares, see “Redeeming Shares – Contingent Deferred Sales Charges” in the Prospectus.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Additional Information. Following is additional information regarding certain services and features related to purchases, redemptions, and distribution of Fund shares. Investors who have questions about any of this information should call the Fund at (877) 244-6235.

Reduced Sales Loads. Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or under a “Letter of Intent.” To receive a reduced sales load, you must inform your broker-dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load. Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund or any fund in the Stringer family with the amount of any current purchases in the Fund or funds in the Stringer family of funds in order to take advantage of the reduced sales loads with higher amounts of investment in the Fund.

Purchases made pursuant to a “Letter of Intent” may also be eligible for the reduced sales loads. In a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor’s periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $100,000. If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualify for the reduced sales load. The reduced sales load will not apply to purchases in the Fund made more than 90 days prior to the signing of the Letter of Intent. During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against the total amount stated in your Letter of Intent. If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you. If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor, and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened at different brokerage firms, so it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined. To verify eligibility for a reduced sales load, your broker-dealer or the Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

Class A shares may be sold at net asset value, without a sales charge, to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory, and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of M3Sixty and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings, and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), and (2) to investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and to clients of such investment advisers, financial planners, or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner, or other intermediary on the books and records of the broker or agent. Sales charges generally are waived in the foregoing cases because either (i) there is no sales effort involved in the sale of shares; or (ii) the investor is paying a fee (other than the sales charge) to the broker-dealer or other financial intermediary or adviser involved in the sale.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at 360 Funds, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive their own proxy), and other Fund literature.

Plan under Rule 12b-1. As discussed in the “Management and Administration – Distributor” section above, the Fund has adopted a Distribution Plan (“Plan”) under Rule 12b-1 of the 1940 Act for the Fund. Under the Plan, the Fund may pay for services related to the distribution of shares of the Fund with up to 1.00% of the Fund’s assets on an annual basis for Class C shares and up to 0.25% of the Fund’s assets on a yearly basis for Class A shares. The Trustees will consider the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures. The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

Dealers. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of the FINRA. None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

The Fund does not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally are determined at the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation, and the result is the net asset value per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. The Fund’s investments are valued based on market value or, if no market value is readily available, based on the determination of the Adviser, which has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act. Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of the Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation; otherwise, they are valued at the latest quoted bid price.

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

●	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of the Fund and the allocable portion of any general assets are conclusive. As described in the Prospectus, the Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee valuing the Fund’s securities, including when it believes that fair value pricing is required for a particular security. The Board has designated the Adviser its valuation designee pursuant to Rule 2a-5 under the 1940 Act. The Adviser or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Adviser will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the Adviser, as the valuation designee. The Fund may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Adviser’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed. Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, nor does the information cover all aspects of U.S. federal income taxation that might be relevant to beneficial owners of Fund shares. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on current the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change by legislative, judicial, or administrative action; such changes can even be retroactive. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

Shareholders are advised to consult their tax advisors with specific reference to their own tax situations.

No Fund has requested nor will any Fund request an advance ruling from the IRS as to the federal income tax matters described below. The Internal Revenue Service (the “IRS”) could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations affecting investments in such a Fund.

Qualification as a Regulated Investment Company (“RIC”). Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the Fund is required to distribute to shareholders for the fund to avoid federal income tax and excise tax and may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders, and since the amount of any undistributed income and/or gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced because of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. If the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly considering two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21%, and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund intends to actually distribute or be deemed to have distributed substantially all its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will not be required to pay the Excise Tax. A Fund may, in certain circumstances, be required to liquidate its investments to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. For capital losses realized with respect to a tax year of a Fund that exceeds the Fund’s capital gains for such years, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales. A Fund may, in certain circumstances, be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Other Regulated Investment Companies. The character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders if the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a PFIC or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would, therefore, reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and, therefore, eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that a certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if a certain holding period and other requirements are met.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared but not paid should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent, the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges, or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale, or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares unless the Fund declared exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction, and credit. Shareholders are urged and advised to consult their own tax advisors for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. To qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable laws or regulations. Each investor is urged to consult their tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations considering their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The Annual Report for the Fund for the fiscal year ended February 28, 2025, was filed with the SEC. The financial statements for the Fund for the fiscal year ended February 28, 2025 filed on Form N-CSR are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Form N-CSR have been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker, LLP, whose report thereon also appears in the Form N-CSR and is also incorporated herein by reference. No other parts of Form N-CSR are incorporated by reference herein. The financial statements in Form N-CSR have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

You can receive free copies of shareholder reports, request other information, and discuss your questions about the Fund directly at:

360 FUNDS
c/o M3Sixty Administration, LLC 4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205
Telephone: (877) 244-6235

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1) the Trust’s Proxy Voting and Disclosure Policy and

(2) the Adviser’s Proxy Voting and Disclosure Policy.

(1)	PROXY VOTING AND DISCLOSURE POLICY FOR 360 FUNDS

I.	Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and each Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that each Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and each Fund are committed to voting corporate proxies in the manner that best serves the interests of each Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that the Adviser, as each Fund’s investment adviser, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)	to assist each Fund in disclosing each Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which each Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how each Fund cast its vote; and (d) whether each Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by Adviser.

C.	Conflicts

In cases where a matter with respect to which each Fund is entitled to vote presents a conflict between the interest of each Fund’s shareholders, on the one hand, and those of each Fund’s investment adviser, principal underwriter, or an affiliated person of each Fund, its investment adviser or principal underwriter, on the other hand, each Fund shall always vote in the best interest of each Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of each Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will notify shareholders in the SAI and each Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing each Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. Each Fund will send this description of each Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of each Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund shall disclose to its shareholders on Form N-PX each Fund’s complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to each Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder
(vii)	Whether each Fund cast its vote on the matter;
(viii)	How each Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether each Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through each Fund’s website, if applicable. If each Fund discloses its proxy voting record on or through its website, each Fund shall post the information disclosed in each Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through each Fund’s website at a specified Internet address; and (2) on the SEC’s website. If each Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in each Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and each Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

Each Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which each Fund is entitled to vote presents a conflict between the interest of each Fund’s shareholders, on the one hand, and those of each Fund’s investment adviser, principal underwriter, or an affiliated person of each Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

(2)	PROXY VOTING AND DISCLOSURE POLICY OF THE ADVISER

Stringer Asset Management (“SAM”) has been delegated by many clients the authority to vote all proxies relating to securities held within the accounts managed by the Firm. In accordance with Rule 206(4)-6, the Firm has adopted and implemented written policies and procedures that are reasonably designed to ensure that SAM votes client securities in the best interest of clients and strives to keep all votes free from any inappropriate influences or material conflicts. The Firm exercises voting responsibilities in a method that we believe is most likely to increase the value of the securities within the portfolio.

The Firm utilizes a third party proxy voting service, which includes electronic voting services and research. SAM conducts its own proxy research by reading the proxies and proposals for each security while using third party research as a guide.

Unless specified otherwise by the client, SAM will vote all proxies according to the Firm’s internal voting policies. If a client wishes to have the Firm vote proxies based on other specific proxy voting guidelines, the client must request this in writing.

Proxy Voting Procedures

●	Research Analysts are responsible for monitoring proxy votes and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. SAM is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies.

●	Proxy voting decisions will be determined by a Research Analyst for each account. Issues not covered by these guidelines or any deviations from these guidelines must be discussed with and reviewed by one of the Portfolio Managers.

●	Research Analysts may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting.

APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

360 Funds

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of 360 Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:               October 25, 2017

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

360 FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”), is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed March 14, 2005.
(a)(2)	Certificate of Amendment to the Trust Instrument, is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed August 26, 2011.
(b)	By-Laws, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed March 14, 2005.
(c)	Articles III, V and VI of the Trust Instrument, Exhibit 28(a)(1) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)(1)

Investment Advisory Agreement between the Registrant, on behalf of the Stringer Tactical Adaptive Risk Fund, and Stringer Asset Management, LLC, is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed March 26, 2015.

(d)(2)

Investment Advisory Agreement between the Registrant, on behalf of the IMS Capital Value Fund and IMS Strategic Income Fund (together the “IMS Funds”), and IMS Capital Management, Inc., is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.

(d)(3)

Investment Advisory Agreement between the Registrant, on behalf of the Timber Point Global Allocations Fund and Timber Point Alternative Income Fund (together, the “Timber Point Funds”), and Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2020.

(d)(3)(i)

Amended Schedule A to the Investment Advisory Agreement between the Trust, on behalf of the Timber Point Funds, and Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 155 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2021.

(d)(4)

Investment Advisory Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(d)(4)(i)

Amended Schedule A of the Investment Advisory Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, M3Sixty Onchain U.S. Government Money Market Fund, and M3Sixty Income and Opportunity Fund (formerly, the FinTrust Income and Opportunity Fund), and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(d)(5)

Sub-Advisory Agreement between M3Sixty Capital, LLC and Bridge City Capital, LLC for the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(e)(1)

Distribution Agreement between the Registrant, on behalf of the Stringer Tactical Adaptive Risk Fund, and Matrix 360 Distributors, LLC (the “Distributor”), is incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.

(e)(2)

Distribution Agreement between the Registrant, on behalf of the IMS Funds, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed August 28, 2018.

(e)(3)	Distribution Agreement between the Registrant, on behalf of the M3Sixty Income and Opportunity Fund, and the Distributor, is filed herewith.

(e)(3)(i)	Amended Schedule A to the Distribution Agreement between the Registrant, on behalf of the M3Sixty Income and Opportunity Fund, and the Distributor, is filed herewith.
(e)(4)

Distribution Agreement between the Registrant, on behalf of the Timber Point Funds, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2020.

(e)(5)

Distribution Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(e)(5)(i)	Amended Schedule A to the Distribution Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund and the M3Sixty Onchain U.S. Government Money Market Fund, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(f)	Not Applicable.
(g)(1)

Custodian Agreement between the Registrant, on behalf of the Stringer Tactical Adaptive Risk Fund, and Fifth Third Bank, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2013.

(g)(1)(i)

Amended and Restated Exhibit A to the Custodian Agreement between the Registrant, on behalf of the Stringer Tactical Adaptive Risk Fund, Timber Point Funds, and the M3Sixty Income and Opportunity Fund, and Fifth Third Bank, N.A. , Is incorporated by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A filed on January 29, 2020.

(g)(2)

Custodian Agreement between the Registrant, on behalf of the IMS Funds, and Huntington National Bank, is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.

(g)(2)(i)

Amended and Restated Appendix B to the Custodian Agreement between the Registrant, on behalf of the IMS Funds and the M3Sixty Small Cap Growth Fund, and Huntington National Bank, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(g)(3)	Custodian Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, and Huntington Bank, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(h)(1)

Amended and Restated Master Fund Services Agreement between the Registrant, on behalf of the Stringer Tactical Adaptive Risk Fund, and M3Sixty Administration, LLC (the “Administrator”), is incorporated by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A filed on June 28, 2021.

(h)(2)

Amended and Restated Master Fund Services Agreement between the Registrant, on behalf of the IMS Funds, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A filed on June 28, 2021.

(h)(3)

Amended and Restated Master Fund Services Agreement between the Registrant, on behalf of the M3Sixty Income and Opportunity Fund, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A filed on June 28, 2021.

(h)(4)

Investment Company Services Agreement between the Registrant, on behalf of the Timber Point Funds, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2020.

(h)(5)

Master Fund Services Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(h)(6)

Master Fund Services Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 190 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

(h)(7)

Amended Expense Limitation Agreement between the Registrant, on behalf of the Stringer Tactical Adaptive Risk Fund, and Stringer Asset Management, LLC, is incorporated by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2024.

(h)(8)

Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of the IMS Funds, and IMS Capital Management, Inc., is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(h)(9)

Amended Expense Limitation Agreement between the Registrant, on behalf of the Timber Point Funds, and Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(h)(10)

Amended Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(h)(10)(i)

Schedule A-1 to the Amended Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund and M3Sixty Income and Opportunity Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2024.

(h)(11)

Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(h)(12)

Sub-Transfer Agency Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, M3Sixty Administration, LLC, and CERES Coin TA, LLC, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(i)(1)

Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the IMS Funds, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.

(i)(2)

Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the M3Sixty Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.

(i)(3)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. regarding the legality of securities registered with respect to the Timber Point Alternative Income Fund (formerly known as the Crow Point Alternative Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed October 6, 2017.

(i)(4)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. regarding the legality of securities registered with respect to the Timber Point Global Allocations Fund (formerly known as the Crow Point Defined Risk Global Equity Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed October 6, 2017.

(i)(5)

Opinion and Consent of FinTech Law, LLC regarding the legality of securities registered with respect to the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(i)(6)

Opinion and Consent of FinTech Law, LLC regarding the legality of securities registered with respect to the M3Sixty Capital Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 185 to the Registrant’s Registration Statement on Form N-1A filed on August 23, 2024.

(i)(7)	Consent of FinTech Law, LLC with respect to the Stringer Tactical Adaptive Risk Fund, is filed herewith.
(i)(8)

Consent of FinTech Law, LLC with respect to the IMS Funds, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(i)(9)

Consent of FinTech Law, LLC with respect to the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 191 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2025.

(i)(10)

Consent of FinTech Law, LLC with respect to the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 190 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

(i)(11)

Consent of FinTech Law, LLC with respect to the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2024.

(i)(12)

Consent of FinTech Law, LLC with respect to the M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement on Form N-1A filed on September 20, 2024.

(i)(13)

Opinion of Practus, LLP on Tax Matters with respect to the proposed reorganization of the Timber Point Alternatives Fund into the Timber Point Global Allocations Fund, is incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2020.

(j)(1)	Consent of Independent Registered Public Accounting Firm with respect to the Stringer Tactical Adaptive Risk Fund, is filed herewith.
(j)(2)

Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 191 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2025.

(j)(3)

Consent of Independent Registered Public Accounting Firm with respect to the IMS Funds, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(j)(3)(i)

Consent of Cohen & Company, Ltd. as prior independent registered public accounting firm with respect to the IMS Funds, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(j)(4)

Consent of Independent Registered Public Accounting Firm with respect to the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 190 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

(j)(4)(i)

Consent of Cohen & Company, Ltd. as prior independent registered public accounting firm with respect to the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 190 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

(j)(5)

Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2024.

(j)(6)

Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty U.S. Onchain Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement on Form N-1A filed on September 20, 2024.

(k)	Not applicable.
(l)	Initial Subscription Agreement, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.

(m)(1)

Distribution Plan under Rule 12b-1 for the Stringer Tactical Adaptive Risk Fund, is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed March 26, 2015.

(m)(2)	Distribution Plan under Rule 12b-1 for the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.

(n)(1)

Rule 18f-3 Plan for the Stringer Tactical Adaptive Risk Fund, is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed March 26, 2015.

(n)(2)

Rule 18f-3 Plan for the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.

(o)(1)

Shareholder Services Plan for the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(o)(2)	Shareholder Services Plan for the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement on Form N1-A filed on January 26, 2024.

(o)(2)(i)

Amended Schedule A to the Shareholder Services Plan for the M3Sixty Small Cap Growth Fund and M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(p)(1)	Code of Ethics for the Registrant, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.
(p)(2)	Code of Ethics for Stringer Asset Management, LLC, is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2016.
(p)(3)	Code of Ethics for IMS Capital Management, Inc, is incorporated by reference to Post-Effective Amendment No. 155 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2021.
(p)(4)	Code of Ethics for Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2020.

(p)(5)	Code of Ethics for M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(p)(6)	Code of Ethics for Bridge City Capital, LLC, is filed herewith.

(p)(7)	Code of Ethics for the Distributor, is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.

(q)	Copy of Powers of Attorney, is incorporated by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2024.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees, and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent, or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement), and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defenses of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation, or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Stringer Asset Management, LLC	801-77536
IMS Capital Management, Inc.	801-33939
Timber Point Capital Management LLC	801-118290
M3Sixty Capital, LLC	801-128124
Bridge City Capital, LLC	801-96252

ITEM 32.	Principal Underwriter

(a)	The principal underwriter and distributor for the Registrant is Matrix 360 Distributors, LLC. To the best of the Registrant’s knowledge, Matrix 360 Distributors, LLC also acts as principal underwriter to: Tactical Investment Series Trust.

(b)	To the best of the Registrant’s knowledge, the table below provides information for each director, officer, or partner of Matrix 360 Distributors, LLC, the principal underwriter of the Registrant:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT
Tony DeMarino	Principal Executive Officer & Anti-Money Laundering Officer	None

John Williams	Chief Compliance Officer	None

Tim Easton	Head of Operations	Anti-Money Laundering Officer

*	The address of Matrix 360 Distributors, LLC, and each of the above-named persons is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

(c)	Not Applicable.

ITEM 33.	Location of Accounts and Records

The accounts, books, or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)	M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Administrator and Transfer Agent)

(c)	Matrix 360 Distributors, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Principal Underwriter)

(d)	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its function as Custodian for the Stringer Tactical Adaptive Risk Fund, M3Sixty Income and Opportunity Fund, and Timber Point Funds)

(e)	Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its function as Custodian for the IMS Funds, the M3Sixty Small Cap Fund, and the M3Sixty Onchain U.S. Government Money Market Fund)

(g)	Stringer Asset Management, LLC, 5100 Poplar Avenue, Suite 1502, Memphis, Tennessee 38137 (records relating to its function as investment adviser to the Stringer Tactical Adaptive Risk Fund)

(h)	IMS Capital Management, Inc., 8995 SE Otty Road, Portland, Oregon 97086 (records related to its function as investment adviser to the IMS Funds)

(j)	Timber Point Capital Management LLC, 555 Pleasantville Road, Suite N202, Briarcliff Manor, New York 10510 (records relating to its function as investment adviser to the Timber Point Funds)

(k)	M3Sixty Capital, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as investment adviser to the M3Sixty Small Cap Growth Fund, M3Sixty Income and Opportunity Fund, and M3Sixty Onchain U.S. Government Money Market Fund)

(l)	Bridge City Capital, LLC, One Centerpointe Drive, Suite 565, Lake Oswego, Oregon 97035 (records relating to its function as investment sub-adviser to the M3Sixty Small Cap Growth Fund)

ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form N-1A.

ITEM 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 192 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Fairway, and State of Kansas, on this 27th day of June 2025.

360 Funds

By:	/s/ Randall K. Linscott
Randall K. Linscott, President, Trustee, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	*	June 27, 2025
	Steven D. Poppen, Trustee	Date

	*	June 27, 2025
	Thomas J. Schmidt, Trustee	Date

	*	June 27, 2025
	Tom M. Wirtshafter, Trustee	Date

	/s/ Randall K. Linscott	June 27, 2025
	Randall K. Linscott, Trustee, President and Principal Executive Officer	Date

	/s/ Larry E. Beaver, Jr.	June 27, 2025
	Larry E. Beaver, Jr., Treasurer and Principal Financial Officer	Date

* By:	/s/ Randall K. Linscott	June 27, 2025
	Randall K. Linscott,	Date
Attorney-in-Fact

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT INDEX

(e)(3)	Distribution Agreement for M3Sixty Income and Opportunity Fund
(e)(3)(i)	Amended Schedule A to the Distribution Agreement for M3Sixty Income and Opportunity Fund
(i)(7)	Consent of FinTech Law, LLC
(j)(1)	Consent of Tait, Weller & Baker LLP
(p)(6)	Code of Ethics for Bridge City Capital, LLC